UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 14, 2006
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	0001-338613	16-1731691
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas	75201
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (214) 750-1771
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.02 Results of Operations and Financial Condition
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Contribution Agreement
Amendment No. 1 to Amended and Restated Agreement of Limited Partnership
Fourth Amended and Restated Credit Agreement
Copy of Press Release
Copy of Slide Presentation
Copy of Press Release

Item 1.01 Entry Into a Material Definitive Agreement.
          On August 15, 2006, Regency Energy Partners LP (the “Partnership”), through its wholly-owned subsidiary Regency Gas Services LP (“Regency Gas Services”), acquired all the outstanding equity (the “Acquisition”) of TexStar Field Services, L.P. and its general partner, TexStar GP, LLC (together, “TexStar”), from HMTF Gas Partners II, L.P. (“HMTF Gas Partners”), an affiliate of HM Capital Partners LLC (“HM Capital Partners”). The Acquisition was completed in accordance with the Contribution Agreement, dated July 12, 2006 (the “Contribution Agreement”), among the Partnership, Regency Gas Services and HMTF Gas Partners previously reported in the Partnership’s Current Report on Form 8-K dated July 12, 2006.
          In connection with the Acquisition, the Partnership or wholly-owned subsidiaries of the Partnership entered into the material definitive agreements described below in this item.
Bank Credit Facility
     In connection with the acquisition of TexStar, Regency Gas Services amended and restated its $470.0 million credit agreement in order to increase the facility to $850.0 million, consisting of $600.0 million in term loans and $250.0 million in a revolving credit facility, and to increase the availability for letters of credit to $100.0 million. In addition, Regency Gas Services has the option to increase the commitments under the revolving credit facility or the term loan facility, or both, by an amount up to $200 million in the aggregate, provided that no event of default shall have occurred or would result due to such increase, and all other additional conditions for the increase of the commitments set forth in the Fourth Amended and Restated Credit Agreement (“Credit Facility”) have been met.
     As of August 15, 2006, after giving effect to the acquisition of TexStar and the repayment of the TexStar debt, Regency Gas Services has outstanding $600.0 million in term loans and $54.1 million in revolving loans. Regency Gas Services’ obligations under the facility are secured by substantially all of the assets of Regency Gas Services and its subsidiaries. The revolving loans under the facility will mature in five years, and the term loans thereunder will mature in seven years.
     Interest on term loan borrowings under the Credit Facility will be calculated, at the option of Regency Gas Services, at either (a) a base rate plus an applicable margin of 1.50% per annum or (b) an adjusted LIBOR rate plus an applicable margin of 2.50% per annum. Interest on revolving loans thereunder will be calculated, at the option of Regency Gas Services, at either (a) a base rate plus an applicable margin of 1.25% per annum or (b) an adjusted LIBOR rate plus an applicable margin of 2.25% per annum. Regency Gas Services must pay (i) a commitment fee equal to 0.50% per annum of the unused portion of the revolving loan commitments, (ii) a participation fee for each revolving lender participating in letters of credit equal to 2.25% per annum of the average daily amount of such lender’s letter of credit exposure, and (iii) a fronting fee to the issuing bank of letters of credit equal to 0.125% per annum of the average daily amount of the letter of credit exposure.
     The Credit Facility contains financial covenants requiring us to maintain debt to EBITDA and EBITDA to interest expense within certain threshold ratios.
     The Credit Facility restricts the ability of Regency Gas Services to pay dividends, but it authorizes Regency Gas Services to reimburse the Partnership for expenses, and to pay dividends to the Partnership, pursuant to the Partnership’s Amended and Restated Agreement of Limited Partnership (so long as no default or event of default has occurred or is continuing). The Credit Facility also contains various covenants that limit (subject to certain exceptions and negotiated baskets), among other things, the ability of Regency Gas Services (but not the Partnership):
•	to incur indebtedness;

•	to grant liens;

•	to enter into sale and leaseback transactions;

•	to make certain investments, loans and advances;

•	to dissolve or enter into a merger or consolidation;

•	to enter into asset sales or make acquisitions;

•	to enter into transactions with affiliates;

•	to prepay other indebtedness or amend organizational documents or transaction documents (as defined in the Credit Facility);

•	to issue capital stock or create subsidiaries; or

•	to engage in any business other than those businesses in which it was engaged at the time of the effectiveness of the Credit Facility or reasonable extensions thereof.
          The Credit Facility is attached as Exhibit 10.1 to this report and is incorporated by reference into this report in its entirety.
          Partnership Agreement Amendment
          On August 15, 2006, in connection with the Acquisition, the General Partner entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) which created the Partnership’s Class B Common Units that were issued to HMTF Gas Partners as partial consideration for the sale of TexStar. The Class B Common Units have the same terms and conditions as the Partnership’s Common Units, except that the Class B Common Units are not entitled to participate in distributions by the Partnership. The Class B Common Units may be converted into Common Units on a one-for-one basis beginning February 15, 2006.
          The Amendment also increases the rights of the General Partner and its affiliates previously set forth in the Partnership Agreement to register under the Securities Act of 1933 (the “Securities Act”) the offering and sale of securities of the Partnership held by them. Specifically, if the General Partner or any of its affiliates desire to sell securities of the Partnership and an exemption from registration under the Securities Act is not available, they may request that the Partnership file a registration statement registering such securities. The Partnership is obligated to file not more than five registrations subject to customary rights to delay or postpone a requested registration. Additionally, the General Partner and its affiliates are entitled to notice of and to include securities of the Partnership held by them in proposed registrations initiated by the Partnership, subject to customary rights of the Partnership to reduce or eliminate the inclusion of such securities in an underwritten offering based on the advice of the managing underwriters that inclusion of such securities would adversely and materially affect the offering. If the General Partner ceases to be a general partner of the Partnership, the registration rights will terminate two years after the date that the General Partner ceases to be a general partner.
          The Amendment is attached as Exhibit 3.1 and 4.1 to this report and is incorporated by reference into this report in its entirety.
Item 2.01 Completion of Acquisition or Disposition of Assets.
          On August 15, 2006, the Partnership completed the acquisition of TexStar from HMTF Gas Partners, as described in Item 1.01, 2.03, 3.02 and 5.03 of this report which items are incorporated by reference into this item in their entirety. TexStar owns and operates natural gas gathering, treating and processing assets located in South and East Texas, including the Como gas treating facility and related gathering system in East Texas (the “Como Assets”), which were purchased by TexStar on July 25, 2006. The total purchase price paid by the Partnership for TexStar consisted of (1) about $63.3 million in cash, (2) the issuance of 5,173,189 Class B Common Units of the Partnership to HMTF Gas Partners, and (3) the assumption of $167.7 million of TexStar’s outstanding bank debt (including $85 million borrowed by TexStar to finance the acquisition of the Como Assets). The Partnership both financed the cash portion of the purchase price and repaid TexStar’s bank debt assumed by the Partnership out of the proceeds of the Partnership’s new bank credit facility discussed above. The purchase price for TexStar is subject to customary post-closing adjustments.
          Hicks Muse Equity Fund V, L.P. (“Fund V”) and its affiliates own indirectly approximately 53% of the limited partner units of the Partnership, and, through HM Capital Partners, control, Regency GP LP, the general partner of the Partnership (the “General Partner”). Fund V also indirectly owns approximately 95% of, and, through HM Capital Partners, controls HMTF Gas Partners. These affiliations created a conflict of interest in the General Partner. In recognition of that conflict, the board of directors of Regency GP LLC, the general partner of the General Partner, submitted the proposed Acquisition for resolution of the conflict to the Conflicts Committee of the board of directors, a committee of independent directors. Acting pursuant to provisions of the partnership agreement of the Partnership, the Conflicts Committee reviewed the transaction and, with the assistance of independent financial and legal advisors, determined that the transaction was fair to the Partnership, approved the transaction and recommended approval of the transaction by the full board of directors. In that regard, the Conflicts Committee received an opinion from Merrill Lynch & Co. that the purchase price to be paid by the Partnership to HMTF Gas Partners is fair, from a financial point of view, to the Partnership. After receiving the approval and the recommendation of the Conflicts Committee, the board of directors approved the Acquisition.
          Because the Acquisition is a transaction between commonly controlled entities, the Partnership will be required to account for the transaction in a manner similar to a pooling of interests. Under pooling of interest accounting, the Partnership will include in its consolidated balance sheet the historical balance sheet data for both the Partnership and TexStar rather than reflecting the fair market value of TexStar’s assets and liabilities. Further, as a result of pooling of interest accounting, all the expenses of the Partnership and Regency Gas Services incurred in connection with the Acquisition will be expensed; if purchase accounting had been applicable, certain of those expenses would be capitalized.
          In connection with the Acquisition, TexStar and Blackbrush Oil & Gas, L.P. (“Blackbrush”), a limited partnership substantially owned by Fund V and controlled by HM Capital Partners, have agreed to negotiate in good faith to complete the agreements under which Blackbrush will dedicate the production of gas from a variety of leases and areas of mutual interest to the gathering systems of TexStar.
          Also in connection with the Acquisition, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Flatrock Production Company, LLC, the former co-chief executive officers of TexStar and various other members of the previous management of TexStar. The Registration Rights Agreement provides these persons with rights under the Securities Act to register the offering and sale of Common Units of the Partnership that will be received upon the conversion of Class B Common Units that are distributed to them by HMTF Gas Partners. Specifically, representatives of the Holders may request one registration under the Securities Act on Form S-3 for purposes of offering and selling such Common Units to the public. The obligations of the Partnership are subject to customary rights to delay or postpone a requested registration.
          The Contribution Agreement is attached as Exhibit 2.1 to this report and is incorporated by reference into this report in its entirety.
Item 2.02 Results of Operations and Financial Condition.
     On August 14, 2006, Regency Energy Partners LP (“Regency” or the “Partnership”) issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release and its accompanying financial highlights and reconciliation schedules are furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The press release and accompanying financial highlights and reconciliation schedules are being furnished pursuant to this Item 2.02. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
               On August 15, 2006, Regency Gas Services entered into the Credit Facility described in Item 1.01 and borrowed $600.0 million in term loans thereunder. The amount borrowed included (i) about $167.7 million to repay revolving credit and term loans outstanding under TexStar’s existing bank credit facility (including about $85 million incurred by TexStar to finance the acquisition of the Como Assets), (ii) approximately $63.3 million to finance the cash portion of the purchase price paid to acquire TexStar, (iii) about $14.1 million in accrued interest, facilities fees and acquisition expenses and (iv) $354.9 million to refinance term and revolving loans outstanding under the Partnership’s Third Amended and Restated Credit Agreement (the “Third Credit Agreement”). In addition, Regency Gas Services borrowed $54.1 million under the revolving credit facility, substantially all of which was to refinance revolving credit loans amounts existing under the Third Credit Agreement. The Third Credit Agreement was terminated in connection with the refinancing.
Item 3.02. Unregistered Sales of Equity Securities.
          On August 15, 2006, the Partnership issued to HMTF Gas Partners 5,173,189 of its Class B Common Units. The Class B Common Units were issued to HMTF Gas Partners in accordance with the Contribution Agreement in partial consideration for the contribution of TexStar to the Partnership in the Acquisition. The Class B Common Units were issued to HMTF Gas Partners in a private offering conducted in accordance with the exemption from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act. The material terms of the Class B Common Units are described above under Item 1.01 (Partnership Agreement Amendment) and are incorporated by reference into this item in their entirety. The Class B Common Units are convertible into common units of the Partnership as described above under Item 1.01 (Partnership Agreement Amendment).
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On August 15, 2006, the general partner of the Partnership entered into the Amendment. The material terms of the Amendment are described above under Item 1.01 (Partnership Agreement Amendment) and the description in that item is incorporated by reference into this item in its entirety.
Item 7.01 Regulation FD Disclosure.
          The Partnership wishes to disclose for Regulation FD purposes its slide presentation, furnished herewith as Exhibit 99.2, to be utilized during a public conference call and webcast in the afternoon of August 15, 2006.
          The slide presentation is being furnished pursuant to this Item 7.01. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 8.01 Other Events
          On August 15, 2006, Regency issued a press release announcing the consummation of the Acquisition, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements. The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report is required to be filed.
(b) Exhibits.

Exh. No.	Description of Exhibit

2.1	Contribution Agreement dated July 12, 2006 among Registrant, Regency Gas Services LP and HMTF Gas Partners II LP.

3.1	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Registrant.

4.1	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Registrant (incorporated by reference to Exhibit 3.1).

10.1	Fourth Amended and Restated Credit Agreement dated as of December 1, 2004, as amended, among Regency Gas Services LP, Regency Energy Partners LP, the other guarantors named therein, Wachovia Bank, National Association, UBS Securities LLC and the other lenders named therein.

99.1	Copy of Registrant’s press release dated August 14, 2006, publicly announcing its financial results for the quarter ended June 30, 2006.

99.2	Copy of Registrant’s slide presentation to be utilized during the August 15, 2006 public conference call and webcast.

99.3	Copy of Registrant’s press release dated August 15, 2006 publicly announcing the completion of its acquisition of TexStar Field Services, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By:	/s/ William E. Joor III
William E. Joor III
Executive Vice President
Chief Legal and Administrative Officer and Secretary

Date: August 15, 2006

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Contribution Agreement dated July 12, 2006 among Registrant, Regency Gas Services LP and HMTF Gas Partners II LP.

3.1	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Registrant.

4.1	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Registrant (incorporated by reference to Exhibit 3.1).

10.1	Fourth Amended and Restated Credit Agreement dated as of December 1, 2004, as amended, among Regency Gas Services LP, Regency Energy Partners LP, the other guarantors named therein, Wachovia Bank, National Association, UBS Securities LLC and the other lenders named therein.

99.1	Copy of Registrant’s press release dated August 14, 2006, publicly announcing its financial results for the quarter ended June 30, 2006.

99.2	Copy of Registrant’s slide presentation to be utilized during the August 15, 2006 public conference call and webcast.

99.3	Copy of Registrant’s press release dated August 15, 2006 publicly announcing the completion of its acquisition of TexStar Field Services, L.P.